FIFTH AMENDMENT TO LOAN AGREEMENT

This Fifth Amendment to Loan Agreement (“Amendment”) is dated effective as of February 11, 2011, and is between Regions Bank, an Alabama banking corporation, as successor by merger to Union Planters Bank, N.A. (“Lender”) and Bioanalytical Systems, Inc., an Indiana corporation (“Borrower”).

RECITALS

Lender, Borrower and BAS Evansville, Inc. (“BAS”) entered into a certain Loan Agreement dated October 29, 2002, as amended by a certain Amendment to Loan Agreement dated June 1, 2004 and a certain First Amendment to Loan Agreement dated February 11, 2008 (collectively, the “Prior Loan Agreement”) in connection with (i) a certain Promissory Note (Term Loan) executed by Borrower in favor of Lender in the original principal amount of $5,410,000.00 dated October 29, 2002, as amended by Amendment to Promissory Note (Term Loan) dated June 1, 2004, (ii) a certain Promissory Note (Loan (West Lafayette)) executed by Borrower in favor of Lender in the original principal amount of $2,250,000.00 dated October 29, 2002, as amended by Amendment to Promissory Note (Loan (West Lafayette)) dated June 1, 2004, and (iii) a certain First Replacement Promissory Note (Loan (Mt. Vernon)) executed by Borrower and BAS in favor of Lender in the original principal amount of $1,698,540.11 dated February 11, 2008 (“Mt. Vernon Note”) (all notes listed in this recital are collectively, the “Prior Notes”). As security for the Prior Loan Agreement and the Prior Notes, Borrower granted to Lender a certain Real Estate Mortgage and Security Agreement (Fixture Filing) (West Lafayette) dated October 29, 2002, and recorded on November 19, 2002, as Instrument No. 02037358 with the Office of the Recorder of Tippecanoe County, Indiana, and BAS Evansville, Inc. granted to Lender a certain Real Estate Mortgage and Security Agreement (Fixture Filing) (Mt. Vernon) dated October 29, 2002, and recorded on November 13, 2002, as Instrument No. 20027318 with the Office of the Recorder of Posey County, Indiana (collectively, the “Prior Mortgages”).

Lender and Borrower entered into a certain Loan Agreement dated December 18, 2007, as amended by a certain First Amendment to Loan Agreement dated January 3, 2008, a certain Second Amendment to Loan Agreement dated May 18, 2009, a certain Third Amendment to Loan Agreement dated January 13, 2010 and a certain Fourth Amendment to Loan Agreement dated November 29, 2010 (as may be further amended from time to time, collectively, the “Loan Agreement”).

To further secure the Indebtedness of Borrower to Lender, BAS executed and delivered to Lender a certain Unconditional Unlimited Continuing Guaranty dated January 13, 2010 whereby BAS guarantied the Indebtedness of Borrower to Lender including, but not limited to, the Prior Notes and the Replacement Note (as such term is hereinafter defined).

The parties desire to amend the Loan Agreement to modify certain terms of the Loan Agreement, as herein provided.

TERMS

NOW, THEREFORE, in consideration of the foregoing and the mutual obligations of the parties hereto, the Loan Agreement is hereby amended as follows:

    1.    AMENDMENTS TO THE LOAN AGREEMENT.

A. Section 1 (Definitions) the definition of “Term Loan Maturity Date” is amended to mean November 1, 2012.

    B.   Section 2 (Term Loan).  Section 2 (Term Loan) is amended to read: Lender shall lend to Borrower and Borrower shall borrow from Lender the amount of $1,341,358.25 pursuant to the terms and conditions in the Loan Agreement and in that certain Term Loan Note dated effective February 11, 2011.

     2.    CONTINUING EFFECT.  All other terms, conditions, representations, warranties and covenants contained in the Loan Agreement shall remain the same and shall continue in full force and effect.  In consideration hereof, Borrower represents and warrants that each representation and warranty set forth in the Loan Agreement, as hereby amended, remains true and correct as of the date hereof, except to the extent that such representation and warranty is expressly intended to apply solely to an earlier date, that there presently exist no known offsets, counterclaims or defenses to the performance of the obligations under the Instruments (collectively, the “Obligations”) (such known offsets, counterclaims or defenses, if any, being hereby expressly waived), and that Borrower has no other known claims, demands, allegations or rights of action of any nature based on any matter arising from or related to the Obligations or Borrower’s relationship with the Lender (such known claims, demands, allegations or rights of action, if any, being hereby expressly waived) nor has there occurred any Event of Default under the Loan Agreement or any of the Instruments, and that there will be no Event of Default after giving effect to the transactions contemplated by this Amendment.  The representations and warranties contained in the Loan Agreement originally shall survive this Amendment in their original form and shall survive as continuing representations and warranties of Borrower. Except as expressly herein provided, the Loan Agreement and this Amendment shall be interpreted, wherever possible, in a manner consistent with one another, but in the event of any irreconcilable inconsistency, this Amendment shall control.  The parties each hereby agree to cooperate in all reasonable requests of each other party hereto, including, without limitation, the authentication of financing statements and other documents, which the requesting party deems reasonable, necessary, appropriate or expedient to carry out the intents and purposes of this Amendment. Capitalized terms used herein and not specifically herein defined shall have the meanings ascribed in the Loan Agreement.

     It was Lender’s intent that the Loan Agreement should replace the Prior Loan Agreement and, in good faith, Lender has been monitoring and administering the Obligations and the Prior Notes with the covenants contained in the Loan Agreement. By execution of this Amendment, Borrower and Lender agree that (i) the Prior Loan Agreement, (ii) the Prior Notes, (iii) the Prior Mortgages, (iv) a certain Term Loan Note executed by Borrower in favor of Lender in the original principal amount of $1,341,358.25 dated effective February 11, 2011 (the “Replacement Note”), (v) a certain Real Estate Mortgage and Security Agreement (Fixture Filing) granted by Borrower to Lender dated December 18, 2007, and recorded January 10, 2008, as Instrument No. 200808000629 with the Office of the Recorder of Tippecanoe County, Indiana, and (vi) a certain Real Estate Mortgage and Security Agreement (Fixture Filing) granted by Borrower to Lender dated December 18, 2007, and recorded February 19, 2008, as Instrument No. 200800695 with the office of the Recorder of Posey County, Indiana, and all documents and instruments executed in connection therewith, shall be monitored and administered in accordance with the Loan Agreement, and in the event of any irreconcilable inconsistency between the Prior Loan Agreement and the Loan Agreement, the Loan Agreement shall control.

     3.   CONDITIONS PRECEDENT.  Notwithstanding anything contained in this Amendment to the contrary, the Lender shall have no obligation under this Amendment until each of the following conditions precedent have been fulfilled to the satisfaction of the Lender:

(a)     The Lender shall have received each of the following, in form and substance satisfactory to the Lender:

(1) This Amendment and such other instruments, documents and opinions as the Lender shall reasonably require, all duly executed by the parties thereto in the forms approved by the Lender;

(2) The Term Loan Note dated effective February 11, 2011 executed by the Borrower;

(3)  A Consent and Confirmation of Guaranty executed by BAS;

(4)  All reasonable expenses of the Lender (including, without limitation, reasonable attorneys’ fees), shall have been reimbursed by Borrower.

(b)     All legal matters incident to this Amendment shall be reasonably satisfactory to the Lender and its counsel.

    4.    COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Facsimile signatures will be deemed acceptable and binding.

    The parties are signing this Amendment on the date stated in the introductory paragraph.

LENDER:
REGIONS BANK

	By:	/s/ Michael F. Zingraf
Michael F. Zingraf, Senior Vice President

BORROWER:
BIOANALYTICAL SYSTEMS, INC.

	By:	/s/ Michael R. Cox
Michael R. Cox, Vice President of Finance

STATE OF INDIANA	)
	)	SS:
COUNTY OF	)

    Before me, the undersigned Notary Public, personally appeared Michael R. Cox, the Vice President of Finance of Bioanalytical Systems, Inc., an Indiana corporation, who on behalf of said entity acknowledged the execution of the foregoing instrument and swore to the truth of the statements made therein.

 Witness my hand and Notarial Seal this _____ day of February, 2011.

My commission expires:

Notary Public
County of Residence:

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